UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 22, 2017 (Date of earliest event reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (509) 835-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On October 22, 2017, Potlatch Corporation, a Delaware corporation (“Potlatch”), Portland Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Potlatch (“Merger Sub”), and Deltic Timber Corporation, a Delaware corporation (“Deltic”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On the terms and subject to the conditions set forth in the Merger Agreement, Deltic will merge with and into Merger Sub (the “Merger”) with Merger Sub continuing as the surviving company in the Merger and as a wholly owned subsidiary of Potlatch. The Merger Agreement was unanimously approved by the Boards of Directors of both Potlatch and Deltic, and by the sole member of Merger Sub.

Subject to the terms and conditions of the Merger Agreement, at the time the Merger becomes effective (the “Effective Time”), each share of Deltic common stock issued and outstanding immediately prior to the Effective Time, other than shares of Deltic common stock owned by Deltic as treasury stock, will be converted into the right to receive 1.800 fully paid and nonassessable Potlatch common shares, par value $1.00 per share (the “Merger Consideration”). No fractional Potlatch common shares will be issued in the Merger, and Deltic’s stockholders will receive cash in lieu of any fractional shares. It is expected that the Merger will qualify as a tax-free reorganization for U.S. Federal income tax purposes.

The Merger Agreement provides that, at the Effective Time, outstanding Deltic stock options will vest and be converted into equivalent awards with respect to Potlatch common shares, after giving effect to appropriate adjustments to reflect the consummation of the Merger. Outstanding Deltic restricted stock awards will, with limited exceptions, vest in full, and the restrictions and forfeiture conditions with respect thereto will lapse and expire, and the shares of Deltic common stock underlying such restricted stock awards will be converted into the right to receive the Merger Consideration. Outstanding Deltic performance-based restricted stock awards will be deemed to have been achieved at the maximum level and, accordingly, will vest in full at 200% of target, and will be converted into the right to receive the Merger Consideration.

Pursuant to the Merger Agreement, at the Effective Time, the Potlatch Board of Directors will be expanded from eight directors to twelve directors, consisting of eight directors from Potlatch and four directors from Deltic. Michael J. Covey, the current Chief Executive Officer of Potlatch and Chairman of its Board of Directors, will continue to serve as Chief Executive Officer of Potlatch and Chairman of its Board of Directors. John D. Enlow, the current President and Chief Executive Officer of Deltic, will join Potlatch as Vice Chairman and lead the integration efforts. Consummation of the Merger is subject to certain customary conditions, including adoption of the Merger Agreement by a majority of the issued and outstanding shares of Deltic common stock, approval of the issuance of Potlatch common shares constituting the Merger Consideration by a majority of the common shares voted at the Potlatch stockholder meeting, the listing of the Potlatch common shares constituting the Merger Consideration on the NASDAQ Stock Market, the effectiveness of Potlatch’s registration statement on Form S-4, the absence of a legal restraint prohibiting the consummation of the Merger and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality qualifications), the other party having performed in all material respects its obligations under the Merger Agreement, the other party not having suffered a material adverse effect (as defined in the Merger Agreement), the receipt by the party of a customary opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the “Code”) and the receipt by the party of a customary opinion from counsel to the effect that Potlatch has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and that its actual method of operation has enabled it, and its proposed method of operation will continue to enable it, to meet the requirements for qualification and taxation as a REIT under the Code. In addition, Deltic’s obligation to consummate the Merger is subject to Potlatch not having made any special distributions or dividends since the date of the Merger Agreement in an aggregate amount, together with any permitted dividends, that would result in Potlatch indebtedness being rated below its current rating.

The Merger Agreement contains customary representations, warranties and covenants of both Potlatch and Deltic, including covenants to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, not to engage in certain types of transactions during this interim period and to use reasonable best efforts to take all actions necessary to consummate the merger as soon as reasonably possible.

Each of Potlatch and Deltic is subject to customary restrictions on their respective abilities to solicit alternative acquisition proposals and to provide information to, or engage in discussions with, third parties regarding such proposals, except under limited circumstances that allow the Board of Directors of each company to comply with their respective fiduciary duties.

The Merger Agreement contains certain customary termination rights for both Potlatch and Deltic, including (i) if the Merger is not consummated on or before a date which is nine months following the date of the Merger Agreement, or (ii) if the approval of Potlatch stockholders or Deltic stockholders is not obtained. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, including as a result of a change in the recommendation of a party’s Board of Directors, such party may be required to pay to the other party a termination fee equal to $66,000,000 with respect to the fee payable by Potlatch and $33,000,000 with respect to the fee payable by Deltic.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Potlatch, Deltic or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Potlatch or Deltic. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Potlatch, Deltic or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On October 23, 2017, Potlatch and Deltic issued a joint press release announcing the Merger. A copy of the joint press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving Potlatch and Deltic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger, Potlatch and Deltic will file relevant materials with the Securities and Exchange Commission (“SEC”), including a Potlatch registration statement on Form S-4 that will include a joint proxy statement of Potlatch and Deltic and also constitutes a prospectus of Potlatch. Potlatch and Deltic also plan to file other documents with the SEC regarding the proposed merger transaction and a definitive joint proxy statement/prospectus will be mailed to stockholders of Potlatch and Deltic. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF POTLATCH AND DELTIC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about Potlatch and Deltic will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, when available, without charge, from Potlatch’s website at http://www.Potlatchcorp.com under the Investor Resources tab (in the case of documents filed by Potlatch) and on Deltic’s website at https://www.Deltic.com under the Investor Relations tab (in the case of documents filed by Deltic).

Potlatch and Deltic, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Deltic and Potlatch in respect of the proposed merger transaction. Certain information about the directors and executive officers of Potlatch is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 17, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 3, 2017 and its Current Report on Form 8-K, which was filed on May 1, 2017. Certain Information about the directors and executive officers of Deltic is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 7, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 20, 2017, its supplement to the proxy statement for its 2017 annual meeting of the stockholders, which was filed with the SEC on March 30, 2017 and its Current Reports on Form 8-K, which were filed with the SEC on September 1, 2017, May 2, 2017, March 8, 2017 and February 27, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking information about Potlatch and Deltic that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between Potlatch and Deltic, the proposed impact of the Merger on Potlatch’s financial results and the integration of Deltic’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about Potlatch and Deltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of stockholder approvals, the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of Deltic’s operations with those of Potlatch will be materially delayed or will be more costly or difficult than expected; the failure of the proposed Merger to close for any other reason; the effect of the announcement of the Merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees or customers); dilution caused by Potlatch’s issuance of additional shares of its common stock in connection with the Merger; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of management time on transaction related issues; general competitive, economic, political and market conditions and fluctuations, including changes in interest rates, credit availability, adverse weather, cost and availability of materials used to manufacture products, natural gas pricing and volumes produced; changes in the regulatory environment; the cyclical nature of the industry in which the parties operate; and the other factors described in Potlatch’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC, or described in Deltic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its most recent Quarterly Reports on Form 10-Q filed with the SEC. Potlatch and Deltic assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits

(d) The following items are filed as exhibits to this report.

2.1	Agreement and Plan of Merger, dated as of October 22, 2017, between Potlatch Corporation, Portland Merger LLC and Deltic Timber Corporation.

99.1	Joint Press Release issued by Potlatch Corporation and Deltic Timber Corporation, dated October 23, 2017.

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of October 22, 2017, between Potlatch Corporation, Portland Merger LLC and Deltic Timber Corporation.

99.1	Joint Press Release issued by Potlatch Corporation and Deltic Timber Corporation, dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2017

POTLATCH CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary